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                                                                  EXHIBIT 10.1

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT ("Agreement"), dated the 4th day of May, 1998, and executed at Nassau, Bahamas, between PREFERRED HEALTHCARE STAFFING, INC., a Delaware corporation authorized to transact business in the State of Florida, 10800 Biscayne Boulevard, 10th Floor, Miami, Florida 33161, (the "Company", "Borrower" or "Debtor"), and CITY NATIONAL BANK OF FLORIDA, a national banking association, 25 West Flagler Street, Miami, Florida 33131 (the "Bank" or "Lender");

                                   WITNESSETH:

         WHEREAS, Lender has simultaneously herewith extended credit to Company under Revolving Line of Credit Promissory Note of even date herewith, in the original principal sum of $3,000,000.00 ("Note"); and

         WHEREAS, the Note has payment unconditionally guaranteed by Preferred Employers Holdings, Inc., the parent corporation of the Borrower and owner and holder of 100% of the stock of the Borrower.

         NOW THEREFORE, in consideration of the premises and the sum of Ten and No/l00 ($10.00) Dollars and other good and valuable consideration, paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, it is mutually agreed as follows:

         1.      Recitals. The foregoing recitations are true and correct.

         2. Definitions; General Terms. Unless the context otherwise requires, when used herein, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural forms of such terms:

                           "Business Days" shall mean days on which the Bank
is open for normal business.

                           "Event of Default" shall mean the occurrence of
any one or more of the Events of Default described in Section 11 hereof which shall not be remedied in the period, if any provided therein.

                           "Indebtedness" shall mean, collectively, all of
the Borrowers presently existing or hereafter created or assumed obligations for borrowed money; notes payable and drafts accepted representing extensions of credit.

                           "Lien" shall mean any security interest, mortgage,
pledge, lien, claim, counterclaim, set off, charge, encumbrance, title retention agreement or analogous instrument in, of or on any of the Borrower's assets or properties, now owned or hereafter acquired.

                            "Loan" means the debt evidenced by the Promissory
Note, copy of which is attached as Exhibit A.

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                           "Person" shall mean, as the case may be, any
corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization and government, or any department or agency of any government.

                           "Guarantor" Preferred Employers Holdings, Inc. the
parent corporation of the Borrower and owner and holder of 100% of the stock of the Borrower has executed and delivered its unconditional and continuous guaranty of payment of all sums due Lender pursuant to the terms of the Note.

                           "Unmatured Event of Default" shall mean any
condition, event or act which, with notice or lapse of time, or both, as the case may be, would constitute an Event of Default.

                           "Maturity Date" shall mean twelve months from the
date of the execution of the Note.

         3. Description of the Loan. The loan is evidenced by the Note in the principal sum of $3,000,000.00, a copy of which is attached hereto as Exhibit A, and principal and interest shall be payable on the Loan as set forth in the Note.

                 Subject to the terms and conditions hereof, Borrower shall, with respect to the Loan:

                 a. Borrower agrees to pay all taxes and assessments, and all recording, documentary fees, registration taxes, appraisal fees, and all other expenses of closing.

                 b. All interest shall be payable monthly in arrears. All interest shall be computed on the basis of a 360-day year and shall be charged for the actual number of days within the period for which interest is being charged.

                 c. If any payment to be made by Borrower under the Loan shall become due on a Saturday, Sunday or business holiday under the laws of the State of Florida, the due date of such payment shall be extended to the next succeeding business day, and the period of such extension shall be included in computing any interest in respect of such payment.

                 d. Borrower agrees that it shall be responsible for any taxes, fees, penalties or assessments including, but not limited to State of Florida annual intangible tax assessments, which may now or hereafter be imposed by the State of Florida or any governmental agency having jurisdiction thereof as a result of any extensions of the maturity date of the Note pursuant to the terms of this Agreement, and such sums shall automatically be added to the principal due under the Note and shall be secured by the Collateral, if any, securing repayment of the Note.

         4. Evidence of the Loan ("Loan Documents"). Borrower acknowledges that all documents, instruments and agreements heretofore granted by Borrower to Bank to evidence the Loan, are and shall continue to be in full force and effect including the Note and the terms, conditions, covenants and agreements set forth in this Loan Agreement, and documents as may be required by Bank, including but not limited to, those mentioned in this Loan Agreement. The payment of the Loan shall be and has been unconditionally guaranteed by Preferred Employers Holdings, Inc. the parent corporation of the Borrower and owner and holder of 100% of the stock of the Borrower.

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         5. Conditions Precedent to Effectiveness of Loan Agreement. As
conditions precedent to the effectiveness of this Loan Agreement, Borrower shall furnish or has furnished evidence to Lender that the following has occurred or been prepared:

                 a. Borrower shall have executed and delivered to Lender this Loan Agreement, the Note, and all other Loan Documents, each in form and substance satisfactory to Lender.

                 b. Maintain insurance in such amounts and against such risks and as is consistent with prudent business practices.

                 c. Acceptable evidence shall have been furnished to Lender that Borrower is in good standing with the Secretary of State of Delaware and Florida, and that its officer will execute and deliver this Loan Agreement and all Loan Documents contemplated hereby has been and is permitted and authorized by its Articles of Incorporation, By-Laws and Board of Directors to do so.

                 d. Opinions of Borrower's counsel, acceptable to Lender, that Borrower is a corporation, validly organized and existing under Delaware law and authorized to transact business in the State of Florida, that Borrower has been validly created and is existing under Delaware and Florida Statutes; that Borrower has authority and has taken all necessary steps to execute and deliver this Agreement, Note and other Loan Documents; that said documents are valid and enforceable in accordance with their terms, subject to the standard exceptions for equitable remedies and bankruptcy; that the Loan as made, pursuant to the terms hereto, is not usurious, that none of the aforesaid actions, undertakings and agreements contravene or shall contravene Florida Law or Borrower's Articles of Incorporation and By-Laws, this Agreement, or the provisions of any contract or agreement known to such counsel to which Borrower is a party or by which it is bound; Borrower and Guarantor has taken all necessary action to authorize the execution and delivery of this Loan Agreement and all documents required to be executed in connection with the Loan. Said opinion shall further provide that the Guaranty described above has been duly authorized and validly executed by the Guarantor, and that the same is valid, binding and enforceable in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

         6. Financial Statements. Borrower and Guarantor shall provide Lender with the following financial information:

                 a. Annual audited consolidated financial statements prepared by Guarantor and prepared according to Generally Accepted Accounting Procedures, within 90 days of Guarantor's fiscal year end, which will include the Borrower as a wholly owned subsidiary of Guarantor.

                 b. Quarterly, unaudited, consolidated financial statements within 45 days of Guarantor's fiscal quarter end, certified as true and correct by Borrower's and the Guarantor's chief financial officer.

                 c. Borrower and Guarantor shall provide Lender with a signed copy of their income tax return within thirty (30) days of filing.

         7. Inspection of Books and Assets. Borrower and Guarantor shall allow any representative of Lender to visit and inspect any of its properties, to examine its books of record and account and to

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discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as Lender may reasonably request.

         8. Affirmative Covenants. Borrower and Guarantor covenant and agree that so long as this Agreement is in effect and until the Note, together with interest and all other obligations incurred hereunder is paid in full, Borrower and Guarantor will comply with the following:

                 a. The Borrower and/or Guarantor will at all times have a minimum net stockholders' equity of $10,000,000. The Borrower and/or Guarantor must maintain at all times cash and/or short term investments of not less than $5,000,000.

         9. Negative Covenants. Borrower and Guarantor covenant and agree that so long as this Agreement is in effect and until the Note, together with the interest and all other obligations incurred hereunder are paid in full, Guarantor and Borrower will not, unless authorized by Lender in writing to:

                 a. Liens. Contract, create, incur, assume, or suffer to exist any mortgage, pledge, lien or other charge or encumbrance of any kind (including the charge upon property purchased under conditional sale or other title retention agreements) in excess of $250,000 annually commencing from the date of execution of this Agreement (excluding employment agreements and all leases) upon, or grant any security interest in (all of the foregoing "Liens"), any of its property or assets whether now owned or hereafter acquired; nor guarantee, assume debt or endorsements except in the ordinary course of business.

                 b. Other Indebtedness. Contract, create, incur, assume, be or become contingently liable, or suffer to exist, any indebtedness for borrowed money, in excess of $250,000 annually commencing from the date of execution of this Agreement, except (i) indebtedness incurred pursuant to this Agreement (ii) indebtedness existing on the effective date of this Agreement to the extent disclosed in writing to Lender prior to its execution of this Agreement.

                 c. Accounts Receivable, etc. Sell, discount, transfer, assign or otherwise dispose of any of its accounts or notes receivable at less than face value thereof unless in each case the purpose is to accomplish collection of delinquent accounts in the ordinary course of business, and except for endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

         10. Jurisdiction. Borrower and Guarantor irrevocably agree, that subject to Lender's sole and absolute election, all actions or proceedings in any way arising out of this Agreement, shall be litigated in courts having situs within Miami-Dade County, State of Florida. Borrower and Guarantor hereby consent and submit to the jurisdiction of any local, state or federal courts, located within said county and state. Borrower and Guarantor waive any objection to venue of any actions instituted hereunder and consent to the granting of such legal or equitable relief as is deemed appropriate by the court.

         11. Events of Default. In the event of any conflict between the terms of this Section 11 Events of Default and the Note, the terms under this
Section 11 of the Loan Agreement shall prevail. Upon the occurrence of any of the following events (hereinafter referred to as an "Event of Default") which are not cured by Borrower within fifteen (15) business days after receipt of a notice of default, unless otherwise provided below and except for subparagraph (a), which shall be five (5) business days:

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                 a. Borrower shall fail to make any payment of principal
and/or interest on the Note when the same shall become due and payable.

                 b. An event of default as defined in the Guaranty or any other Loan Document shall occur.

                 c. Borrower shall fail to perform any other term or condition of this Agreement.

                 d. The filing by or against Borrower or the Guarantor of a petition in bankruptcy or under any rehabilitative provision of the Bankruptcy Code, or the insolvency of Borrower or the Guarantor, or the making by Borrower or the Guarantor of an assignment for the benefit of creditors, or the appointment of a receiver or trustee for Borrower, shall constitute a default hereunder which shall authorize Lender, at its option, to immediately accelerate maturity of all indebtedness secured hereby, provide that if such bankruptcy petition or receivership is involuntary, Borrower or the Guarantor shall have a period of thirty (30) days in which to finally dismiss same before Lender may exercise any of the hereinafter specified remedies in the event of default.

                 e. Borrower shall fail to perform any covenant or term or condition of this Agreement, or any representation or warranty of Borrower herein or in any other loan documentation found to be inaccurate, untrue or breached, or shall fail to timely perform all terms and conditions for disbursement of the Loan.

                 The foregoing shall constitute "Events of Default" hereunder.

         12. Remedies. Upon the happening of any Event of Default and in the event Borrower shall have failed to cure such default in the applicable cure time period provided above, Lender, at its option, may:

                 a. Declare immediately due and payable all indebtedness, with interest, all monies advanced hereunder and accordingly accelerate payment of the Note, or take any other action permitted thereby or under the Guaranty of Payment, or by law, notwithstanding anything to the contrary in the terms of payment stated herein; and

                 b. Proceed against Borrower and/or Guarantor, or both, to enforce any or all Loan Documents, in any manner; and

                 c. The remedies herein provided for shall be in addition to, and not in substitution for, the rights and remedies which would otherwise be vested in Lender in law or equity or under the Note, the Guaranty and any other Loan Documents, all of which rights and remedies are specifically reserved by Lender, and the failure by Lender to exercise the remedies herein provided shall not preclude the resort to any other remedy or remedies, nor shall the exercise of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies which by law or equity shall be vested in Lender for the recovery of damages or otherwise in the event of a breach of any of the undertakings of Borrower hereunder. No delay or omission by Lender in exercising any right or remedy accruing upon the happening of an Event of Default shall impair any such right or remedy or shall be construed as a waiver of any such default; and every right and remedy hereby conferred upon Lender

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may be exercised from time to time and as often as shall be deemed expedient by Lender. No waiver of any Event of Default shall extend to or affect any other Event of Default.

         13. Borrower's Assignment. This Loan Agreement may not be assigned by Borrower without the prior written consent of Lender, which consent may be withheld in the Lender's sole and absolute discretion, and any attempt to make such assignment without such consent shall be void and at the option of Lender, be deemed a default hereunder.

         14. Lender's Assignment. This Agreement, the Loan and any documents evidencing or securing the Loan, may be placed, assigned and/or serviced by Lender and/or its successors or assigns, and in connection with any of the foregoing Lender and/or its successors or assigns, may receive servicing, brokerage and other fees. Any such placement, assignment or servicing shall be at Lender's sole option and Lender and/or its successors or assigns shall have no obligation to disclose to Borrower the receipt or contemplated receipt of any such fees, nor shall Borrower have any claim or right to same.

                 Lender shall have the right to assign the Loan to an affiliate of Lender or to a responsible institutional Lender, and any such assignee shall have the same rights and privileges as Lender does.

         15. Declaration of No Set-Off. In the event Lender shall sell and assign the Note and other Loan Documents, Borrower will, at the request of Lender, execute and deliver to the purchaser thereof a Declaration of No Set-Off, or if set-offs do exist, specifying the same, and shall otherwise assist in every way in such assignment.

         16. Indemnification. Borrower agrees to protect, indemnify, defend and save harmless, Lender and its directors, officers, agents and employees from and against any and all liability, expense or damage of any kind or nature and from any suits, claims, or demands, including reasonable legal fees and expenses on account of any matter or thing, whether in suit or not, arising out of this Agreement, or in connection therewith, unless said suit, claim or damage is caused by negligence or willful malfeasance of Lender. This obligation shall survive the closing of the Loan and the repayment thereof.

         17. Notices. All notices requests and demands to be made hereunder to the parties hereto shall be in writing and deemed to have been given or made when sent by the United States Postal Service to the addresses set forth on Page 1 above, and as to Lender, to the attention of Craig Young, and as to Borrower, William R. Dresback, Senior Vice President. Such notices request and demand shall be by registered or certified mail return receipt requested, or by telegram or telegraph or may be personally delivered to Borrower or to a responsible person in the Commercial Loan Department of Lender.

         18. Lender Determination of Facts. Lender shall at all times be free to independently establish to its satisfaction the existence or nonexistence of any facts, the existence or nonexistence of which is a condition of this Agreement.

         19. Incorporation of Preamble, Recital and Exhibits. The preamble, recital and exhibits hereto are hereby incorporated into this Agreement.

         20. Titles and Headings. The titles and headings of sections of this Agreement are intended for convenience only, and shall not in any way affect the meaning or construction of any provision of this Agreement.

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         21. Changes, Waivers, Discharge and Modifications in Writing. No
provisions of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender; provided, however, that any waiver by Lender of any such covenant or condition shall be in writing and a waiver only with respect to the instance for which such waiver is granted, and shall not be deemed to be a waiver by Lender of Borrower's obligation to thereafter perform each other or the same covenant or condition of Lender's right to enforce such performance.

         22. Definitions include Amendments. Definitions contained in this Agreement which identify documents, including, but not limited to, the Loan Documents, shall be deemed to include all amendments and supplements to such documents to the date hereof and all future amendments and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement.

         23. Lender Not Partner of Borrower. Notwithstanding anything to the contrary herein contained or implied, Lender. by this Agreement or by any action pursuant, shall not be deemed a partner of or joint venturer with Borrower, and Borrower hereby indemnifies and agrees to hold Lender harmless (including the payment of reasonable attorneys' fees) from any and all claims or damages resulting from such a construction of the parties' relationship. The requirements herein, and the restrictions imposed in this Agreement are for the sole protection and benefit of Lender, and not any third party, specifically but not limited to contractors, supplies and customers of Borrower. No such third parties shall have any right to seek recourse against Lender hereunder or otherwise, to require compliance with the terms and conditions hereof.

         24. Costs and Attorneys' Fees. In any litigation, including breach, enforcement, defense or interpretation arising out of this Agreement, the prevailing party in such litigation, including proceedings in appellate courts, shall be entitled to recover reasonable attorney's fees, costs and expenses.

         25. Successors and Assigns. Subject to the restrictions on Borrower's right to transfer contained herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         26. Entire Agreement. No charge or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. This Agreement and the Note and the other Loan Documents contain the entire agreement between the parties hereto and there are no promises, agreements, conditions, undertakings, warranties and representations, either written or oral, express or implied, between the parties hereto other than as set forth herein or executed concurrently herewith and therein set forth. It is expressly understood and agreed that the parties hereto intend this Agreement to be an integration of all prior and contemporaneous promises, agreements, conditions, undertakings, warranties and representations between the parties hereto. Each and every one of the obligations, conditions and undertakings therein of Borrower shall continue and not cease until the Loan, together with all interest, fees, costs and other amounts due Lender pursuant hereto and thereto shall have been paid in full and until all obligations of Borrower, and Guarantor shall have been discharged.

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         27. Time. Time is of the essence as to all matters provided for in this Agreement. In the event of any inconsistency between the applicable time periods or dates contained in this Agreement and those contained in any other Loan Document entered into between Borrower and Lender concurrently herewith, the time periods and dates set forth herein shall control.

         28. Consent of Guarantor. The undersigned Guarantor by joinder in and execution of this Agreement hereby consents and agree that its guaranty will continue to guarantee the obligations described therein, and this Agreement, and further acknowledges and agrees that this Guaranty of payment is valid and enforceable according to its terms and that it has no off-sets, defenses or counterclaims towards the enforcement thereof.

         29. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION (INCLUDING BUT NOT LIMITED TO, ANY CLAIMS, CROSS CLANS OR THIRD PARTY CLAIMS ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

Signed, sealed and delivered   LENDER
in the presence of:            CITY NATIONAL BANK OF FLORIDA,
                               a national corporation

         /s/                   By: /s/
----------------------------   -----------------------------------------


----------------------------

                               AND

                                    BORROWER
                               PREFERRED HEALTHCARE STAFFING, INC.,
                               a Delaware corporation

         /s/                   By: /s/ William R. Dresback
-----------------------------      -------------------------------------------
                                       William R. Dresback, Sr. Vice President


-----------------------------

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                                AND

                                     GUARANTOR
                                PREFERRED EMPLOYERS HOLDING, INC.

         /s/                   By: /s/ William R. Dresback
-----------------------------      -------------------------------------------
                                       William R. Dresback, Sr. Vice President


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